UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2003

ESS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

0-26660
(Commission File Number)

CALIFORNIA (State or other jurisdiction of incorporation)	94-2928582 (I.R.S. Employer Identification No.)

48401 FREMONT BOULEVARD

FREMONT, CALIFORNIA 94538
(Address of principal executive offices, with zip code)

(510) 492-1088

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2. Acquisition or Disposition of Assets.

As reported on Form 8-K filed on June 24, 2003, on June 9, 2003 ESS Technology, Inc., a California corporation (“ESS”), acquired Pictos Technologies, Inc., a Delaware corporation (“Pictos”), for $27 million in cash pursuant to the Agreement and Plan of Merger dated June 9, 2003 (the “Merger Agreement”), by and among ESS, Pictos, and Pictos Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of ESS (“Merger Sub”). ESS consummated the merger of Merger Sub with and into Pictos (the “Merger”). As a result of the Merger, Pictos became a direct, wholly-owned subsidiary of ESS. In the Merger, each outstanding share of Pictos preferred stock, $0.001 par value, was converted into the right to receive $0.582 in cash.

This Form 8-K/A amends the current report on Form 8-K filed June 24, 2003 to include Item 7(a) Financial Statements and Item 7(b) Pro forma Financial Information.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

           Audited consolidated financial statements of Pictos Technologies, Inc. for the years ended December 27, 2002 and December 31, 2001, and unaudited interim consolidated financial statements of Pictos Technologies, Inc. as of March 28, 2003 and for the three months ended March 28, 2003 and March 31, 2002, filed as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Financial Information of ESS and Pictos, filed as Exhibit 99.2 hereto.

(c)	Exhibits.

2.1*	Agreement and Plan of Merger, dated June 9, 2003, by and among ESS Technology, Inc., Pictos Technologies, Inc. and Pictos Acquisition Corporation.

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants of Pictos Technologies, Inc.

99.1	Audited consolidated financial statements of Pictos Technologies, Inc. for the years ended December 27, 2002 and December 31, 2001, and unaudited interim consolidated financial statements of Pictos Technologies, Inc. as of March 28, 2003 and for the three months ended March 28, 2003 and March 31, 2002.

99.2	ESS and Pictos Unaudited Pro Forma Condensed Combined Financial Statements.

*	Previously filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESS TECHNOLOGY, INC.

Dated: August 25, 2003	By:	/s/ ROBERT L. BLAIR Robert L. Blair President and Chief Executive Officer

EXHIBIT INDEX

2.1*	Agreement and Plan of Merger, dated June 9, 2003, by and among ESS Technology, Inc., Pictos Technologies, Inc. and Pictos Acquisition Corporation.

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants of Pictos Technologies, Inc.

99.1	Audited consolidated financial statements of Pictos Technologies, Inc. for the years ended December 27, 2002 and December 31, 2001, and unaudited interim consolidated financial statements of Pictos Technologies, Inc. as of March 28, 2003 and for the three months ended March 28, 2003 and March 31, 2002.

99.2	ESS and Pictos Unaudited Pro Forma Condensed Combined Financial Statements.